Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2017

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best	Fitch	Moody's	S&P
Cincinnati Financial Corporation
Corporate Debt	a-	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A+

Ratings are as of August 1, 2017, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF Second-Quarter 2017 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2017

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
Quick Reference	4
CFC and Subsidiaries Consolidation – Six Months Ended June 30, 2017	5
CFC and Subsidiaries Consolidation – Three Months Ended June 30, 2017	6
CFC Insurance Subsidiaries – Selected Balance Sheet Data	7

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	8
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	9
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	10
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	11
Direct Written Premiums by Risk State by Line of Business	12
Quarterly Property Casualty Data – Commercial Lines	13
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	14
Loss and Loss Expense Analysis – Six Months Ended June 30, 2017	15
Loss and Loss Expense Analysis – Three Months Ended June 30, 2017	16

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	17
Quarterly Property Casualty Data – Commercial Lines	18
Quarterly Property Casualty Data – Personal Lines	19
Quarterly Property Casualty Data – Excess & Surplus Lines	20

Life Insurance Operations
Statutory Statements of Income	21

CINF Second-Quarter 2017 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segment plus our reinsurance assumed operations.

•
Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus net realized investment gains, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF Second-Quarter 2017 Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference			—	Second Quarter 2017
(all data shown is for the three months ended or as of June 30, 2017)

(Dollars in millions except per share data)	6/30/2017	Year over year change %			6/30/2017	Year over year change %
Revenues:				Benefits and expenses:

Commercial lines net written premiums	$813	2		Commercial lines loss and loss expenses	$519	4
Personal lines net written premiums	357	8		Personal lines loss and loss expenses	242	8
Excess & surplus lines net written premiums	61	20		Excess & surplus lines loss and loss expenses	20	(26)
Cincinnati Re net written premiums	40	150		Cincinnati Re loss and loss expenses	13	63
Property casualty net written premiums	$1,271	6		Life and health contract holders' benefits incurred	60	(3)
Life and accident and health net written premiums	$61	4		Underwriting, acquisition and insurance expenses	387	6
Annuity net written premiums	7	(53)		Interest expenses	13	0
Life, annuity and accident and health net written premiums	$68	(7)		Other operating expenses	4	(20)
Commercial lines net earned premiums	$796	3		Total benefits & expenses	$1,258	4
Personal lines net earned premiums	307	7		Income before income taxes	128	(23)
Excess & surplus lines net earned premiums	52	16		Total income tax	28	(35)
Cincinnati Re net earned premiums	26	160
Property casualty net earned premiums	$1,181	6		Balance Sheet:
Life and accident and health net earned premiums	60	2
Investment income	151	1		Fixed maturity investments	$10,502
Realized investment gains and losses, net	(11)	nm		Equity securities	5,799
Fee revenue	4	33		Other investments	93
Other revenue	1	(50)		Total invested assets	$16,394
Total revenues	1,386	1
				Loss and loss expense reserves	$5,281
				Life policy and investment contract reserves	2,702
				Long-term debt and capital lease obligations	826
Income:				Shareholders' equity	7,373
Net income	$100	(19)
Realized investment gains and losses, net	(11)	nm		Key ratios:
Income tax on unrealized investment gains	4	nm
Realized investment gains and losses, after tax	(7)	nm		Commercial lines GAAP combined ratio	97.1%
Operating income	107	13		Personal lines GAAP combined ratio	108.4
				Excess & surplus lines GAAP combined ratio	66.2
				Cincinnati Re GAAP combined ratio	79.9
Per share (diluted):				Property casualty GAAP combined ratio	98.3

Net income	$0.60	(19)		Commercial lines STAT combined ratio	96.4%
Realized investment gains and losses, net	(0.06)	nm		Personal lines STAT combined ratio	105.8
Income tax on unrealized investment gains	0.02	nm		Excess & surplus lines STAT combined ratio	67.1
Realized investment gains and losses, after tax	(0.04)	nm		Cincinnati Re STAT combined ratio	82.6
Operating income	0.64	12		Property casualty STAT combined ratio	97.2
Book value	44.97	6
Weighted average shares outstanding	166.0	0		Value creation ratio	3.2%

CINF Second-Quarter 2017 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2017

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,412	$—	$—	$—	$2,412
Life	—	—	151	—	—	151
Premiums ceded	—	(80)	(34)	—	—	(114)
Total earned premium	—	2,332	117	—	—	2,449
Investment income, net of expenses	29	193	78	—	—	300
Realized investment gains, net	47	98	3	—	1	149
Fee revenues	—	6	3	—	—	9
Other revenues	7	1	—	2	(8)	2
Total revenues	$83	$2,630	$201	$2	$(7)	$2,909

Benefits & expenses
Losses & contract holders' benefits	$—	$1,593	$163	$—	$—	$1,756
Reinsurance recoveries	—	(11)	(38)	—	—	(49)
Underwriting, acquisition and insurance expenses	—	727	37	—	—	764
Interest expense	26	—	—	—	—	26
Other operating expenses	15	—	—	1	(8)	8
Total expenses	$41	$2,309	$162	$1	$(8)	$2,505

Income before income taxes	$42	$321	$39	$1	$1	$404

Provision (benefit) for income taxes
Current operating income	$(8)	$27	$—	$—	$—	$19
Capital gains/losses	16	35	1	—	—	52
Deferred	—	19	13	—	—	32
Total provision for income taxes	$8	$81	$14	$—	$—	$103

Net income - current year	$34	$240	$25	$1	$1	$301

Net income - prior year	$14	$274	$22	$1	$—	$311
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Second-Quarter 2017 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2017

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,222	$—	$—	$—	$1,222
Life	—	—	77	—	—	77
Premiums ceded	—	(41)	(17)	—	—	(58)
Total earned premium	—	1,181	60	—	—	1,241
Investment income, net of expenses	15	97	39	—	—	151
Realized investment gains and losses, net	(1)	(10)	(1)	—	1	(11)
Fee revenues	—	3	1	—	—	4
Other revenues	3	1	—	1	(4)	1
Total revenues	$17	$1,272	$99	$1	$(3)	$1,386

Benefits & expenses
Losses & contract holders' benefits	$—	$790	$87	$—	$—	$877
Reinsurance recoveries	—	4	(27)	—	—	(23)
Underwriting, acquisition and insurance expenses	—	367	20	—	—	387
Interest expense	13	—	—	—	—	13
Other operating expenses	8	—	—	—	(4)	4
Total expenses	$21	$1,161	$80	$—	$(4)	$1,258

Income (loss) before income taxes	$(4)	$111	$19	$1	$1	$128

Provision (benefit) for income taxes
Current operating income	$(1)	$35	$1	$—	$—	$35
Capital gains/losses	(1)	(3)	—	—	—	(4)
Deferred	(3)	(6)	6	—	—	(3)
Total provision for income taxes	$(5)	$26	$7	$—	$—	$28

Net income - current year	$1	$85	$12	$1	$1	$100

Net income - prior year	$2	$109	$12	$—	$—	$123
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Second-Quarter 2017 Supplemental Financial Data

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Cincinnati Insurance Consolidated
Fixed maturities (fair value)			$7,041	$6,866	$6,715	$6,843	$6,758	$6,607
Equities (fair value)			3,658	3,592	3,474	3,474	3,443	3,222
Fixed maturities - pretax net unrealized gain			247	188	163	384	414	301
Equities - pretax net unrealized gain			1,713	1,615	1,577	1,438	1,395	1,302
Loss and loss expense reserves - Statutory			4,935	4,836	4,742	4,639	4,611	4,480
Shareholders' equity - GAAP			5,979	5,870	5,746	5,926	5,848	5,655
Policyholders' surplus - Statutory			4,790	4,763	4,686	4,679	4,600	4,534

The Cincinnati Life Insurance Company
Fixed maturities (fair value)			$3,409	$3,381	$3,316	$3,354	$3,320	$3,215
Equities (fair value)			9	9	9	9	9	9
Fixed maturities - pretax net unrealized gain			145	127	107	196	186	124
Equities - pretax net unrealized gain			4	4	4	4	4	4
Shareholders' equity - GAAP			981	958	939	979	962	911
Policyholders' surplus - Statutory			202	199	200	202	205	207

CINF Second-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2017	2016	Change	% Change	2017	2016	Change	% Change
Underwriting income
Net premiums written	$1,271	$1,194	$77	6	$2,502	$2,341	$161	7
Unearned premiums increase	90	80	10	13	170	131	39	30
Earned premiums	$1,181	$1,114	$67	6	$2,332	$2,210	$122	6

Losses incurred	$667	$655	$12	2	$1,315	$1,206	$109	9
Defense and cost containment expenses incurred	62	36	26	72	136	84	52	62
Adjusting and other expenses incurred	65	68	(3)	(4)	131	130	1	1
Other underwriting expenses incurred	376	353	23	7	744	692	52	8
Workers compensation dividend incurred	4	3	1	33	7	7	—	—
Total underwriting deductions	$1,174	$1,115	$59	5	$2,333	$2,119	$214	10

Net underwriting (loss) profit	$7	$(1)	$8	nm	$(1)	$91	$(92)	nm

Investment income
Gross investment income earned	$99	$96	$3	3	$198	$194	$4	2
Net investment income earned	98	94	4	4	195	191	4	2
Net realized capital gains and losses, net	(9)	28	(37)	nm	79	59	20	34
Net investment gains (net of tax)	$89	$122	$(33)	(27)	$274	$250	$24	10

Other income	$2	$2	$—	—	$5	$3	$2	67

Net income before federal income taxes	$98	$123	$(25)	(20)	$278	$344	$(66)	(19)
Federal and foreign income taxes incurred	$32	$34	$(2)	(6)	$43	$88	$(45)	(51)
Net income (statutory)	$66	$89	$(23)	(26)	$235	$256	$(21)	(8)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Consolidated
Current accident year losses greater than $5 million			$—	$28	$(7)	$10	$23	$—	$28	$23		$33		$26
Current accident year losses $1 million - $5 million			48	29	63	46	34	42	77	76		122		185
Large loss prior accident year reserve development			21	17	(10)	1	3	—	38	3		4		(6)
Total large losses incurred			$69	$74	$46	$57	$60	$42	$143	$102		$159		$205
Losses incurred but not reported			(1)	4	64	(7)	34	73	3	107		100		164
Other losses excluding catastrophe losses			487	467	430	467	399	402	954	801		1,269		1,699
Catastrophe losses			112	103	78	53	163	33	215	196		249		327
Total losses incurred			$667	$648	$618	$570	$656	$550	$1,315	$1,206		$1,777		$2,395
Commercial Lines
Current accident year losses greater than $5 million			$—	$28	$(7)	$10	$23	$—	$28	$23		$33		$26
Current accident year losses $1 million - $5 million			33	26	59	34	33	36	59	69		103		162
Large loss prior accident year reserve development			19	17	(6)	5	4	(1)	36	3		8		2
Total large losses incurred			$52	$71	$46	$49	$60	$35	$123	$95		$144		$190
Losses incurred but not reported			21	(5)	55	4	2	64	16	66		70		125
Other losses excluding catastrophe losses			292	306	269	287	244	255	598	499		786		1,055
Catastrophe losses			64	58	35	28	126	25	122	151		179		214
Total losses incurred			$429	$430	$405	$368	$432	$379	$859	$811		$1,179		$1,584
Personal Lines
Current accident year losses greater than $5 million			$—	$—	$—	$—	$—	$—	$—	$—		$—		$—
Current accident year losses $1 million - $5 million			15	3	3	10	—	6	18	6		16		19
Large loss prior accident year reserve development			1	—	(3)	(3)	(2)	1	1	(1)		(4)		(7)
Total large losses incurred			$16	$3	$—	$7	$(2)	$7	$19	$5		$12		$12
Losses incurred but not reported			(12)	10	10	(9)	23	11	(2)	34		25		35
Other losses excluding catastrophe losses			164	144	150	168	141	133	308	274		442		592
Catastrophe losses			47	46	39	25	35	8	93	43		68		107
Total losses incurred			$215	$203	$199	$191	$197	$159	$418	$356		$547		$746
Excess & Surplus Lines
Current accident year losses greater than $5 million			$—	$—	$—	$—	$—	$—	$—	$—		$—		$—
Current accident year losses $1 million - $5 million			—	—	—	2	1	—	—	1		3		3
Large loss prior accident year reserve development			1	—	—	(1)	1	—	1	1		—		—
Total large losses incurred			$1	$—	$—	$1	$2	$—	$1	$2		$3		$3
Losses incurred but not reported			(10)	(1)	—	(2)	9	(2)	(11)	7		5		5
Other losses excluding catastrophe losses			19	8	6	11	5	9	27	14		25		31
Catastrophe losses			1	—	1	—	2	—	1	2		2		3
Total losses incurred			$11	$7	$7	$10	$18	$7	$18	$25		$35		$42

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Consolidated
Current accident year losses greater than $5 million			—%	2.4%	(0.6)%	0.9%	2.0%	—%	1.2%	1.0%		1.0%		0.6%
Current accident year losses $1 million - $5 million			4.1	2.5	5.6	4.1	3.1	3.8	3.3	3.5		3.6		4.1
Large loss prior accident year reserve development			1.8	1.5	(0.9)	0.2	0.3	—	1.6	0.1		0.1		(0.1)
Total large loss ratio			5.9%	6.4%	4.1%	5.2%	5.4%	3.8%	6.1%	4.6%		4.7%		4.6%
Losses incurred but not reported			(0.1)	0.4	5.7	(0.7)	3.1	6.6	0.1	4.8		3.0		3.7
Other losses excluding catastrophe losses			41.3	40.5	37.5	41.3	35.7	36.8	40.9	36.2		38.1		37.8
Catastrophe losses			9.4	9.0	6.9	4.7	14.6	3.0	9.3	8.9		7.4		7.3
Total loss ratio			56.5%	56.3%	54.2%	50.5%	58.8%	50.2%	56.4%	54.5%		53.2%		53.4%
Commercial Lines
Current accident year losses greater than $5 million			—%	3.6%	(0.9)%	1.3%	2.9%	—%	1.8%	1.5%		1.4%		0.8%
Current accident year losses $1 million - $5 million			4.2	3.3	7.7	4.4	4.2	4.8	3.7	4.5		4.4		5.3
Large loss prior accident year reserve development			2.3	2.2	(0.8)	0.8	0.6	(0.2)	2.3	0.2		0.4		0.1
Total large loss ratio			6.5%	9.1%	6.0%	6.5%	7.7%	4.6%	7.8%	6.2%		6.2%		6.2%
Losses incurred but not reported			2.7	(0.6)	7.1	0.4	0.3	8.4	1.0	4.3		3.0		4.0
Other losses excluding catastrophe losses			36.5	39.2	34.4	36.7	31.6	33.6	37.9	32.6		34.1		34.2
Catastrophe losses			8.1	7.4	4.4	3.7	16.4	3.3	7.7	9.9		7.8		6.9
Total loss ratio			53.8%	55.1%	51.9%	47.3%	56.0%	49.9%	54.4%	53.0%		51.1%		51.3%
Personal Lines
Current accident year losses greater than $5 million			—%	—%	—%	—%	—%	—%	—%	—%		—%		—%
Current accident year losses $1 million - $5 million			4.8	1.0	1.2	3.5	—	1.9	2.9	1.0		1.8		1.7
Large loss prior accident year reserve development			0.6	(0.2)	(1.2)	(1.1)	(0.7)	0.5	0.2	(0.1)		(0.4)		(0.6)
Total large loss ratio			5.4%	0.8%	—%	2.4%	(0.7)%	2.4%	3.1%	0.9%		1.4%		1.1%
Losses incurred but not reported			(4.0)	3.3	3.5	(3.2)	8.1	3.8	(0.4)	6.0		2.9		3.0
Other losses excluding catastrophe losses			53.7	47.9	50.2	57.7	48.9	47.1	50.9	47.9		51.2		51.0
Catastrophe losses			15.2	15.5	13.3	8.2	12.2	2.9	15.3	7.6		7.8		9.2
Total loss ratio			70.3%	67.5%	67.0%	65.1%	68.5%	56.2%	68.9%	62.4%		63.3%		64.3%
Excess & Surplus Lines
Current accident year losses greater than $5 million			—%	—%	—%	—%	—%	—%	—%	—%		—%		—%
Current accident year losses $1 million - $5 million			—	—	(0.1)	4.4	2.2	—	—	1.1		2.3		1.7
Large loss prior accident year reserve development			2.3	(0.3)	(0.1)	(2.0)	1.7	(0.4)	1.1	0.7		(0.3)		(0.3)
Total large loss ratio			2.3%	(0.3)%	(0.2)%	2.4%	3.9%	(0.4)%	1.1%	1.8%		2.0%		1.4%
Losses incurred but not reported			(20.2)	(1.6)	(0.6)	(2.9)	20.3	(5.4)	(11.3)	7.8		4.1		2.9
Other losses excluding catastrophe losses			37.0	17.0	12.6	21.8	12.7	20.8	27.4	16.6		18.4		16.8
Catastrophe losses			1.2	0.8	2.4	0.1	3.1	0.1	1.0	1.7		1.1		1.5
Total loss ratio			20.3%	15.9%	14.2%	21.4%	40.0%	15.1%	18.2%	27.9%		25.6%		22.6%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF Second-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Consolidated
Current accident year reported losses greater than $5 million			—	5	—	1	3	—	5	3		4		3
Current accident year reported losses $1 million - $5 million			31	22	38	29	15	27	55	46		76		113
Prior accident year reported losses on large losses			15	14	8	2	17	10	30	27		26		36
Non-Catastrophe reported losses on large losses total			46	41	46	32	35	37	90	76		106		152
Commercial Lines
Current accident year reported losses greater than $5 million			—	5	—	1	3	—	5	3		4		3
Current accident year reported losses $1 million - $5 million			20	20	36	21	14	23	42	41		62		97
Prior accident year reported losses on large losses			12	13	8	1	15	8	26	23		23		33
Non-Catastrophe reported losses on large losses total			32	38	44	23	32	31	73	67		89		133
Personal Lines
Current accident year reported losses greater than $5 million			—	—	—	—	—	—	—	—		—		—
Current accident year reported losses $1 million - $5 million			11	2	2	6	—	4	13	4		11		13
Prior accident year reported losses on large losses			2	—	—	—	1	2	2	3		2		2
Non-Catastrophe reported losses on large losses total			13	2	2	6	1	6	15	7		13		15
Excess & Surplus Lines
Current accident year reported losses greater than $5 million			—	—	—	—	—	—	—	—		—		—
Current accident year reported losses $1 million - $5 million			—	—	—	2	1	—	—	1		3		3
Prior accident year reported losses on large losses			1	1	—	1	1	—	2	1		1		1
Non-Catastrophe reported losses on large losses total			1	1	—	3	2	—	2	2		4		4
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Six Months Ended June 30, 2017
	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2017	2016
										Total	Total

OH	$85.6	$77.0	$49.2	$—	$20.3	$65.8	$52.6	$17.0	$8.3	$375.8	$368.9	3.1	(0.2)	2.7	1.9
IL	36.0	29.7	17.9	27.0	6.4	14.2	13.7	3.8	8.6	157.3	158.4	(0.2)	(7.6)	23.5	(0.7)
GA	23.2	23.5	17.1	8.7	6.3	25.8	24.0	5.8	8.9	143.3	130.4	9.1	8.9	26.4	10.0
IN	29.7	29.3	17.1	14.4	6.4	16.4	16.6	3.7	6.0	139.6	142.1	(0.9)	(4.8)	3.9	(1.8)
PA	34.1	25.5	21.9	23.3	5.7	7.0	5.7	2.3	5.4	130.9	131.0	(1.1)	1.5	16.8	(0.2)
MI	24.3	21.5	14.0	8.5	5.5	30.1	17.8	3.0	3.8	128.5	123.6	2.1	7.0	(0.5)	3.9
NC	26.0	28.7	12.8	9.5	6.0	18.2	16.3	4.5	4.9	126.9	120.2	4.9	4.3	28.6	5.5
TN	23.1	23.8	12.8	5.2	5.6	10.0	12.0	2.9	2.7	98.1	93.1	8.2	(1.5)	3.7	5.4
KY	14.9	19.1	11.7	2.1	3.4	15.2	13.7	3.2	3.1	86.4	83.5	3.3	3.5	12.3	3.7
AL	14.9	17.8	7.6	0.5	3.8	12.5	17.3	3.6	4.7	82.7	77.2	8.1	5.2	15.3	7.3
VA	18.0	16.1	12.9	9.4	4.8	6.7	5.6	1.9	2.7	78.1	76.6	1.3	3.4	12.6	2.0
TX	26.1	14.8	17.3	0.8	2.5	0.3	0.5	0.2	10.5	73.0	68.6	2.4	nm	22.8	6.4
MO	16.7	18.9	9.2	7.2	2.8	4.9	6.1	1.4	4.7	71.9	68.1	1.6	21.9	16.6	5.5
WI	17.0	13.5	8.7	15.7	2.9	4.7	4.7	1.8	2.1	71.1	73.1	(3.6)	0.7	2.6	(2.7)
MN	16.1	13.0	6.3	4.7	2.6	10.2	10.0	3.1	3.7	69.7	70.9	(7.9)	8.8	17.7	(1.7)
NY	20.6	11.0	7.0	2.7	2.2	5.8	7.7	3.0	2.0	62.0	46.5	18.6	87.7	84.8	33.2
MD	10.6	7.2	8.7	5.6	1.9	6.7	5.2	1.4	1.5	48.8	45.6	0.5	28.5	6.4	7.0
FL	18.8	8.1	6.6	0.9	1.8	2.5	1.4	0.4	5.9	46.4	36.5	25.4	16.0	48.9	27.0
AR	6.5	12.0	4.3	1.1	2.0	5.8	6.2	1.6	2.5	42.0	38.8	7.2	6.4	39.8	8.4
IA	9.6	9.8	4.5	7.9	2.8	2.6	2.7	0.8	1.0	41.7	39.8	5.8	1.3	(1.8)	4.9
AZ	10.5	6.0	7.2	3.3	1.5	3.8	3.0	1.2	2.0	38.5	34.5	10.3	19.9	8.4	12.1
SC	7.2	6.6	5.0	1.6	1.5	6.5	4.9	1.1	2.6	37.0	34.0	0.9	17.5	50.3	8.5
UT	9.8	5.4	7.1	0.5	1.6	4.5	2.4	0.6	2.0	33.9	33.2	1.3	1.8	17.0	2.2
CO	11.5	5.9	7.9	0.7	1.2	0.3	0.6	0.1	4.4	32.6	27.2	17.3	278.5	19.0	20.0
KS	6.5	8.2	3.9	2.9	1.5	2.3	3.5	0.7	1.0	30.5	30.4	1.3	(1.4)	(7.5)	0.4
OR	8.0	4.6	6.0	0.1	1.1	2.9	1.2	0.4	3.0	27.3	23.3	14.9	33.8	6.2	16.5
MT	10.3	6.1	5.8	0.1	0.7	1.4	1.4	0.3	0.8	26.9	25.4	4.7	1.3	108.8	5.8
NE	5.5	5.9	3.2	4.3	1.3	0.4	0.6	0.1	1.1	22.4	22.2	—	3.3	17.8	0.9
ID	7.1	4.6	4.3	0.2	1.0	1.9	1.2	0.4	1.1	21.8	20.9	3.2	5.5	20.6	4.3
CT	2.5	2.5	1.3	1.1	0.4	4.1	3.7	1.3	0.8	17.7	12.1	4.9	124.5	26.5	46.3
WV	4.7	4.8	3.9	0.6	0.7	—	0.2	0.1	1.4	16.4	16.6	0.2	(5.0)	(13.1)	(1.2)
WA	5.2	3.1	3.8	—	0.9	—	—	—	1.2	14.2	12.1	17.0	—	25.8	17.7
VT	2.5	2.8	1.4	2.9	0.8	0.8	0.8	0.2	0.8	13.0	12.2	4.7	6.5	41.6	6.6
NM	4.5	2.7	3.5	0.2	0.8	—	—	—	0.9	12.6	11.7	3.3	(64.8)	85.9	6.5
ND	4.4	2.5	2.2	—	0.4	0.4	0.4	0.1	0.4	10.8	11.2	(5.1)	(0.7)	180.4	(2.2)
NH	2.2	1.9	1.2	1.5	0.4	0.9	0.9	0.3	0.7	10.0	9.5	2.5	2.7	84.0	5.7
CA	0.4	0.2	0.4	0.9	0.1	1.4	4.6	1.1	0.4	9.5	2.5	(19.7)	nm	417.5	277.6
SD	1.8	2.1	1.3	1.4	0.6	—	—	—	0.3	7.5	7.1	7.7	0.3	11.1	7.8
DE	2.6	1.7	1.2	0.5	0.6	—	—	—	0.4	7.0	8.5	(17.9)	—	(5.0)	(17.3)
WY	1.5	1.2	0.9	—	0.2	—	—	—	0.4	4.2	4.1	1.7	(20.8)	(2.3)	1.3
NJ	0.3	0.1	0.2	1.1	0.1	0.5	0.7	0.4	0.2	3.6	2.8	(21.3)	366.8	0.7	26.8
All Other	1.8	1.0	1.5	1.2	0.8	—	0.1	—	0.8	7.2	6.3	10.9	65.4	42.1	14.1
Total	$582.6	$500.2	$340.8	$180.3	$113.9	$297.5	$270.0	$73.8	$119.7	$2,478.8	$2,360.7	3.3	7.4	18.7	5.0
Other Direct	—	1.4	2.0	3.3	—	5.3	0.1	—	—	12.1	11.5	6.1	4.1	—	4.6
Total Direct	$582.6	$501.6	$342.8	$183.6	$113.9	$302.8	$270.1	$73.8	$119.7	$2,490.9	$2,372.2	3.3	7.3	18.7	5.0
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful

CINF Second-Quarter 2017 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Commercial casualty:
Written premiums			$280	$297	$239	$259	$278	$285	$577	$563		$822		$1,061
Year over year change %- written premium			1%	4%	—%	5%	1%	7%	2%	4%		4%		4%
Earned premiums			$271	$265	$265	$265	$263	$257	$536	$520		$785		$1,050
Current accident year before catastrophe losses			60.1%	60.7%	61.1%	57.4%	58.7%	60.2%	60.4%	59.5%		58.8%		59.4%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(2.5)	5.6	3.7	(2.6)	(7.5)	(1.2)	1.5	(4.4)		(3.8)		(1.9)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			57.6%	66.3%	64.8%	54.8%	51.2%	59.0%	61.9%	55.1%		55.0%		57.5%
Commercial property:
Written premiums			$233	$239	$208	$224	$223	$225	$472	$448		$672		$880
Year over year change %- written premium			4%	6%	2%	3%	2%	9%	5%	6%		5%		4%
Earned premiums			$226	$223	$221	$217	$215	$214	$449	$429		$646		$867
Current accident year before catastrophe losses			49.7%	50.2%	51.3%	47.7%	36.3%	51.4%	50.0%	43.8%		45.2%		46.6%
Current accident year catastrophe losses			29.1	29.3	17.4	11.5	57.6	13.6	29.2	35.7		27.5		25.0
Prior accident years before catastrophe losses			(1.2)	(0.7)	(0.6)	(2.7)	(5.4)	(1.7)	(1.0)	(3.6)		(3.3)		(2.6)
Prior accident years catastrophe losses			(0.8)	(3.8)	(1.3)	1.6	(1.0)	(2.2)	(2.3)	(1.6)		(0.5)		(0.7)
Total loss and loss expense ratio			76.8%	75.0%	66.8%	58.1%	87.5%	61.1%	75.9%	74.3%		68.9%		68.3%
Commercial auto:
Written premiums			$167	$174	$146	$151	$156	$158	$341	$314		$465		$611
Year over year change %- written premium			7%	10%	4%	10%	5%	6%	9%	5%		7%		6%
Earned premiums			$158	$155	$152	$151	$147	$144	$313	$291		$442		$594
Current accident year before catastrophe losses			76.4%	80.7%	76.6%	76.9%	76.3%	77.5%	78.6%	76.9%		76.9%		76.8%
Current accident year catastrophe losses			1.7	1.2	—	0.8	2.2	0.6	1.4	1.4		1.2		0.9
Prior accident years before catastrophe losses			6.0	6.7	3.7	2.8	9.1	5.7	6.3	7.4		5.9		5.3
Prior accident years catastrophe losses			—	(0.2)	—	—	—	(0.1)	(0.1)	(0.1)		(0.1)		—
Total loss and loss expense ratio			84.1%	88.4%	80.3%	80.5%	87.6%	83.7%	86.2%	85.6%		83.9%		83.0%
Workers' compensation:
Written premiums			$79	$99	$78	$83	$86	$105	$178	$191		$274		$352
Year over year change %- written premium			(8)%	(6)%	(4)%	—%	(3)%	1%	(7)%	(1)%		(1)%		(1)%
Earned premiums			$86	$84	$86	$90	$89	$89	$170	$178		$268		$354
Current accident year before catastrophe losses			68.9%	69.8%	68.4%	72.5%	70.9%	73.3%	69.3%	72.2%		72.2%		71.3%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(14.3)	(21.6)	(19.4)	(18.1)	(25.5)	(14.5)	(17.9)	(20.1)		(19.4)		(19.4)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			54.6%	48.2%	49.0%	54.4%	45.4%	58.8%	51.4%	52.1%		52.8%		51.9%
Other commercial:
Written premiums			$54	$56	$50	$60	$54	$54	$110	$108		$168		$218
Year over year change %- written premium			—%	4%	—%	—%	(2)%	(7)%	2%	(4)%		(3)%		(2)%
Earned premiums			$55	$54	$55	$56	$57	$56	$109	$113		$169		$224
Current accident year before catastrophe losses			35.3%	40.2%	41.8%	41.5%	37.8%	46.3%	37.7%	42.1%		41.9%		41.9%
Current accident year catastrophe losses			1.8	1.9	2.1	1.6	3.8	0.6	1.8	2.2		2.0		2.0
Prior accident years before catastrophe losses			(20.0)	(14.8)	(8.6)	(19.1)	(28.2)	(22.9)	(17.4)	(25.5)		(23.4)		(19.8)
Prior accident years catastrophe losses			0.1	(0.5)	—	0.2	1.3	0.2	(0.2)	0.7		0.5		0.4
Total loss and loss expense ratio			17.2%	26.8%	35.3%	24.2%	14.7%	24.2%	21.9%	19.5%		21.0%		24.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2017 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Personal auto:
Written premiums			$165	$132	$132	$154	$154	$123	$297	$277		$431		$563
Year over year change %- written premium			7%	7%	7%	7%	8%	8%	7%	8%		8%		7%
Earned premiums			$144	$141	$140	$137	$135	$131	$285	$266		$403		$543
Current accident year before catastrophe losses			78.1%	82.4%	79.0%	79.6%	79.5%	79.1%	80.2%	79.3%		79.4%		79.3%
Current accident year catastrophe losses			2.4	2.4	0.1	1.1	1.9	1.0	2.4	1.4		1.3		1.0
Prior accident years before catastrophe losses			(0.3)	(1.1)	2.2	6.8	10.6	(6.3)	(0.7)	2.3		3.8		3.4
Prior accident years catastrophe losses			(0.1)	(0.2)	(0.1)	(0.2)	(0.1)	(0.3)	(0.1)	(0.2)		(0.2)		(0.2)
Total loss and loss expense ratio			80.1%	83.5%	81.2%	87.3%	91.9%	73.5%	81.8%	82.8%		84.3%		83.5%
Homeowner:
Written premiums			$150	$110	$119	$138	$140	$103	$260	$243		$381		$500
Year over year change %- written premium			7%	7%	6%	5%	6%	5%	7%	6%		5%		5%
Earned premiums			$128	$125	$124	$122	$121	$119	$253	$240		$362		$486
Current accident year before catastrophe losses			48.4%	48.4%	47.0%	46.8%	49.1%	51.5%	48.5%	50.3%		49.1%		48.6%
Current accident year catastrophe losses			34.1	33.1	31.7	19.5	25.4	6.4	33.6	16.0		17.1		20.9
Prior accident years before catastrophe losses			(1.9)	(2.6)	1.1	0.5	(0.8)	(5.2)	(2.3)	(3.0)		(1.8)		(1.1)
Prior accident years catastrophe losses			(0.5)	(0.5)	(0.7)	(0.9)	0.8	(1.6)	(0.5)	(0.4)		(0.5)		(0.6)
Total loss and loss expense ratio			80.1%	78.4%	79.1%	65.9%	74.5%	51.1%	79.3%	62.9%		63.9%		67.8%
Other personal:
Written premiums			$42	$31	$32	$37	$36	$30	$73	$66		$103		$135
Year over year change %- written premium			12%	3%	3%	3%	3%	3%	11%	3%		3%		4%
Earned premiums			$35	$34	$32	$34	$32	$33	$69	$65		$99		$132
Current accident year before catastrophe losses			68.3%	45.6%	48.2%	60.2%	42.0%	44.2%	57.1%	43.1%		48.9%		48.7%
Current accident year catastrophe losses			4.5	9.3	5.5	2.6	4.7	5.8	6.9	5.2		4.4		4.7
Prior accident years before catastrophe losses			(0.1)	(11.2)	(9.4)	(11.5)	(13.5)	(4.6)	(5.6)	(9.0)		(9.9)		(9.8)
Prior accident years catastrophe losses			(0.9)	(0.7)	(0.4)	(0.4)	—	0.3	(0.8)	0.1		(0.1)		(0.2)
Total loss and loss expense ratio			71.8%	43.0%	43.9%	50.9%	33.2%	45.7%	57.6%	57.2%		43.3%		43.4%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Excess & Surplus:
Written premiums			$61	$53	$45	$48	$51	$45	$114	$96		$144		$189
Year over year change %- written premium			20%	18%	2%	12%	11%	7%	19%	9%		10%		9%
Earned premiums			$52	$48	$47	$48	$45	$43	$100	$88		$136		$183
Current accident year before catastrophe losses			54.2%	55.5%	41.4%	57.2%	56.7%	63.1%	54.8%	59.8%		58.9%		54.4%
Current accident year catastrophe losses			0.9	1.2	2.6	0.2	3.2	0.3	1.1	1.9		1.3		1.6
Prior accident years before catastrophe losses			(17.0)	(27.4)	(14.7)	(25.5)	(1.9)	(31.5)	(22.0)	(16.4)		(19.6)		(18.3)
Prior accident years catastrophe losses			0.4	(0.4)	—	—	—	(0.2)	—	(0.1)		(0.1)		(0.1)
Total loss and loss expense ratio			38.5%	28.9%	29.3%	31.9%	58.0%	31.7%	33.9%	45.2%		40.5%		37.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Second-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss and Loss Expense Analysis

(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the six months ended June 30, 2017
Commercial casualty	$177	$82	$259	$30	$16	$23	$69	$207	$16	$105	$328
Commercial property	296	26	322	19	2	—	21	315	2	26	343
Commercial auto	186	34	220	19	20	10	49	205	20	44	269
Workers' compensation	85	18	103	1	(12)	(2)	(13)	86	(12)	16	90
Other commercial	20	11	31	(5)	(2)	(6)	(13)	15	(2)	5	18
Total commercial lines	764	171	935	64	24	25	113	828	24	196	1,048

Personal auto	180	35	215	6	13	(1)	18	186	13	34	233
Homeowners	171	17	188	12	(2)	2	12	183	(2)	19	200
Other personal	29	2	31	11	(2)	—	9	40	(2)	2	40
Total personal lines	380	54	434	29	9	1	39	409	9	55	473

Excess & surplus lines	27	12	39	7	(10)	5	2	34	(10)	17	41
Cincinnati Re	6	1	7	5	18	1	24	11	18	2	31
Total property casualty	$1,177	$238	$1,415	$105	$41	$32	$178	$1,282	$41	$270	$1,593

Ceded loss and loss expense incurred for the six months ended June 30, 2017
Commercial casualty	$—	$—	$—	$(3)	$—	$—	$(3)	$(3)	$—	$—	$(3)
Commercial property	8	—	8	(8)	—	—	(8)	—	—	—	—
Commercial auto	1	—	1	—	—	—	—	1	—	—	1
Workers' compensation	10	—	10	(6)	(1)	(1)	(8)	4	(1)	(1)	2
Other commercial	(6)	1	(5)	(1)	—	—	(1)	(7)	—	1	(6)
Total commercial lines	13	1	14	(18)	(1)	(1)	(20)	(5)	(1)	—	(6)

Personal auto	1	—	1	—	—	—	—	1	—	—	1
Homeowners	—	—	—	(1)	—	—	(1)	(1)	—	—	(1)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	1	—	1	(1)	—	—	(1)	—	—	—	—

Excess & surplus lines	7	1	8	(1)	—	—	(1)	6	—	1	7
Cincinnati Re	2	1	3	2	4	1	7	4	4	2	10
Total property casualty	$23	$3	$26	$(18)	$3	$—	$(15)	$5	$3	$3	$11

Net loss and loss expense incurred for the six months ended June 30, 2017
Commercial casualty	$177	$82	$259	$33	$16	$23	$72	$210	$16	$105	$331
Commercial property	288	26	314	27	2	—	29	315	2	26	343
Commercial auto	185	34	219	19	20	10	49	204	20	44	268
Workers' compensation	75	18	93	7	(11)	(1)	(5)	82	(11)	17	88
Other commercial	26	10	36	(4)	(2)	(6)	(12)	22	(2)	4	24
Total commercial lines	751	170	921	82	25	26	133	833	25	196	1,054

Personal auto	179	35	214	6	13	(1)	18	185	13	34	232
Homeowners	171	17	188	13	(2)	2	13	184	(2)	19	201
Other personal	29	2	31	11	(2)	—	9	40	(2)	2	40
Total personal lines	379	54	433	30	9	1	40	409	9	55	473

Excess & surplus lines	20	11	31	8	(10)	5	3	28	(10)	16	34
Cincinnati Re	4	—	4	3	14	—	17	7	14	—	21
Total property casualty	$1,154	$235	$1,389	$123	$38	$32	$193	$1,277	$38	$267	$1,582

CINF Second-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss and Loss Expense Analysis

(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended June 30, 2017
Commercial casualty	$82	$37	$119	$22	$9	$9	$40	$104	$9	$46	$159
Commercial property	151	13	164	6	2	2	10	157	2	15	174
Commercial auto	93	15	108	11	6	7	24	104	6	22	132
Workers' compensation	42	8	50	(7)	—	(2)	(9)	35	—	6	41
Other commercial	6	7	13	(4)	(1)	(5)	(10)	2	(1)	2	3
Total commercial lines	374	80	454	28	16	11	55	402	16	91	509

Personal auto	89	15	104	7	3	1	11	96	3	16	115
Homeowners	100	8	108	7	(15)	2	(6)	107	(15)	10	102
Other personal	16	1	17	9	(1)	—	8	25	(1)	1	25
Total personal lines	205	24	229	23	(13)	3	13	228	(13)	27	242

Excess & surplus lines	12	6	18	8	(9)	4	3	20	(9)	10	21
Cincinnati Re	3	1	4	3	10	1	14	6	10	2	18
Total property casualty	$594	$111	$705	$62	$4	$19	$85	$656	$4	$130	$790

Ceded loss and loss expense incurred for the three months ended June 30, 2017
Commercial casualty	$1	$—	$1	$2	$—	$—	$2	$3	$—	$—	$3
Commercial property	5	—	5	(6)	—	—	(6)	(1)	—	—	(1)
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	4	—	4	(8)	(1)	(1)	(10)	(4)	(1)	(1)	(6)
Other commercial	(6)	1	(5)	(1)	—	—	(1)	(7)	—	1	(6)
Total commercial lines	4	1	5	(13)	(1)	(1)	(15)	(9)	(1)	—	(10)

Personal auto	—	—	—	—	—	—	—	—	—	—	—
Homeowners	—	—	—	—	—	—	—	—	—	—	—
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	—	—	—	—	—	—	—	—	—	—	—

Excess & surplus lines	2	1	3	(2)	—	—	(2)	—	—	1	1
Cincinnati Re	1	1	2	1	1	1	3	2	1	2	5
Total property casualty	$7	$3	$10	$(14)	$—	$—	$(14)	$(7)	$—	$3	$(4)

Net loss and loss expense incurred for the three months ended June 30, 2017
Commercial casualty	$81	$37	$118	$20	$9	$9	$38	$101	$9	$46	$156
Commercial property	146	13	159	12	2	2	16	158	2	15	175
Commercial auto	93	15	108	11	6	7	24	104	6	22	132
Workers' compensation	38	8	46	1	1	(1)	1	39	1	7	47
Other commercial	12	6	18	(3)	(1)	(5)	(9)	9	(1)	1	9
Total commercial lines	370	79	449	41	17	12	70	411	17	91	519

Personal auto	89	15	104	7	3	1	11	96	3	16	115
Homeowners	100	8	108	7	(15)	2	(6)	107	(15)	10	102
Other personal	16	1	17	9	(1)	—	8	25	(1)	1	25
Total personal lines	205	24	229	23	(13)	3	13	228	(13)	27	242

Excess & surplus lines	10	5	15	10	(9)	4	5	20	(9)	9	20
Cincinnati Re	2	—	2	2	9	—	11	4	9	—	13
Total property casualty	$587	$108	$695	$76	$4	$19	$99	$663	$4	$127	$794

CINF Second-Quarter 2017 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Premiums
Agency renewal written premiums			$1,090	$1,057	$951	$1,036	$1,057	$1,028	$2,147	$2,085		$3,121		$4,072
Agency new business written premiums			165	153	134	149	143	125	318	268		417		551
Cincinnati Re net written premiums			40	40	15	21	16	19	80	35		56		71
Other written premiums			(24)	(19)	(36)	(31)	(22)	(25)	(43)	(47)		(78)		(114)
Net written premiums – statutory*			$1,271	$1,231	$1,064	$1,175	$1,194	$1,147	$2,502	$2,341		$3,516		$4,580
Unearned premium change			(90)	(80)	75	(42)	(80)	(51)	(170)	(131)		(173)		(98)
Earned premiums			$1,181	$1,151	$1,139	$1,133	$1,114	$1,096	$2,332	$2,210		$3,343		$4,482
Year over year change %
Agency renewal written premiums			3%	3%	3%	4%	4%	5%	3%	4%		4%		4%
Agency new business written premiums			15	22	(4)	8	4	8	19	6		6		4
Cincinnati Re net written premiums			150	111	(55)	nm	nm	—	129	nm		nm		115
Other written premiums			(9)	24	16	21	(57)	24	9	—		9		12
Net written premiums – statutory*			6	7	1	7	5	8	7	6		6		5
Paid losses and loss expenses
Losses paid			$587	$567	$540	$553	$522	$457	$1,154	$979		$1,532		$2,072
Loss expenses paid			108	127	110	109	107	105	235	212		321		431
Loss and loss expenses paid			$695	$694	$650	$662	$629	$562	$1,389	$1,191		$1,853		$2,503
Incurred losses and loss expenses
Loss and loss expense incurred			$794	$788	$751	$690	$759	$661	$1,582	$1,420		$2,110		$2,861
Loss and loss expenses paid as a % of incurred			87.5%	88.1%	86.6%	95.9%	82.9%	85.0%	87.8%	83.9%		87.8%		87.5%
Statutory combined ratio
Loss ratio			56.5%	56.3%	54.2%	50.5%	58.8%	50.2%	56.4%	54.5%		53.2%		53.4%
Loss adjustment expense ratio			10.8	12.1	11.7	10.5	9.4	10.1	11.4	9.7		9.9		10.4
Net underwriting expense ratio			29.9	30.2	32.0	30.9	29.7	29.9	30.1	29.9		30.3		30.7
Statutory combined ratio			97.2%	98.6%	97.9%	91.9%	97.9%	90.2%	97.9%	94.1%		93.4%		94.5%
Contribution from catastrophe losses			9.8	9.2	7.1	4.9	14.8	3.1	9.5	9.0		7.6		7.5
Statutory combined ratio excl. catastrophe losses			87.4%	89.4%	90.8%	87.0%	83.1%	87.1%	88.4%	85.1%		85.8%		87.0%
GAAP combined ratio
GAAP combined ratio			98.3%	99.7%	96.2%	92.4%	99.3%	91.4%	99.0%	95.4%		94.4%		94.8%
Contribution from catastrophe losses			9.8	9.2	7.1	4.9	14.8	3.1	9.5	9.0		7.6		7.5
GAAP combined ratio excl. catastrophe losses			88.5%	90.5%	89.1%	87.5%	84.5%	88.3%	89.5%	86.4%		86.8%		87.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2017 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Premiums
Agency renewal written premiums			$729	$772	$658	$698	$718	$758	$1,501	$1,476		$2,174		$2,832
Agency new business written premiums			99	103	91	101	93	87	202	180		281		372
Other written premiums			(15)	(10)	(28)	(22)	(14)	(18)	(25)	(32)		(54)		(82)
Net written premiums – statutory*			$813	$865	$721	$777	$797	$827	$1,678	$1,624		$2,401		$3,122
Unearned premium change			(17)	(84)	58	2	(26)	(67)	(101)	(93)		(91)		(33)
Earned premiums			$796	$781	$779	$779	$771	$760	$1,577	$1,531		$2,310		$3,089
Year over year change %
Agency renewal written premiums			2%	2%	1%	3%	3%	4%	2%	3%		3%		3%
Agency new business written premiums			6	18	(6)	5	—	10	12	5		5		2
Other written premiums			(7)	44	18	29	(180)	31	22	(3)		13		15
Net written premiums – statutory*			2	5	1	5	1	6	3	3		4		3
Paid losses and loss expenses
Losses paid			$370	$381	$344	$373	$342	$300	$751	$642		$1,015		$1,359
Loss expenses paid			79	91	81	80	78	76	170	154		234		316
Loss and loss expenses paid			$449	$472	$425	$453	$420	$376	$921	$796		$1,249		$1,675
Incurred losses and loss expenses
Loss and loss expense incurred			$519	$535	$503	$456	$500	$469	$1,054	$969		$1,425		$1,928
Loss and loss expenses paid as a % of incurred			86.5%	88.2%	84.5%	99.3%	84.0%	80.2%	87.4%	82.1%		87.6%		86.9%
Statutory combined ratio
Loss ratio			53.8%	55.0%	51.9%	47.3%	56.0%	49.9%	54.5%	53.0%		51.1%		51.3%
Loss adjustment expense ratio			11.4	13.5	12.7	11.2	8.9	11.8	12.4	10.3		10.6		11.1
Net underwriting expense ratio			31.2	29.7	33.0	32.6	30.9	29.7	30.4	30.3		31.0		31.5
Statutory combined ratio			96.4%	98.2%	97.6%	91.1%	95.8%	91.4%	97.3%	93.6%		92.7%		93.9%
Contribution from catastrophe losses			8.5	7.6	4.7	3.9	16.6	3.4	8.1	10.0		8.0		7.1
Statutory combined ratio excl. catastrophe losses			87.9%	90.6%	92.9%	87.2%	79.2%	88.0%	89.2%	83.6%		84.7%		86.8%
GAAP combined ratio
GAAP combined ratio			97.1%	100.4%	95.7%	90.8%	96.8%	93.6%	98.8%	95.2%		93.7%		94.2%
Contribution from catastrophe losses			8.5	7.6	4.7	3.9	16.6	3.4	8.1	10.0		8.0		7.1
GAAP combined ratio excl. catastrophe losses			88.6%	92.8%	91.0%	86.9%	80.2%	90.2%	90.7%	85.2%		85.7%		87.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2017 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Premiums
Agency renewal written premiums			$318	$245	$258	$303	$302	$236	$563	$538		$841		$1,099
Agency new business written premiums			45	34	31	32	34	25	79	59		91		122
Other written premiums			(6)	(6)	(6)	(6)	(6)	(5)	(12)	(11)		(17)		(23)
Net written premiums – statutory*			$357	$273	$283	$329	$330	$256	$630	$586		$915		$1,198
Unearned premium change			(50)	27	14	(36)	(42)	27	(23)	(15)		(51)		(37)
Earned premiums			$307	$300	$297	$293	$288	$283	$607	$571		$864		$1,161
Year over year change %
Agency renewal written premiums			5%	4%	5%	5%	6%	6%	5%	6%		6%		6%
Agency new business written premiums			32	36	15	7	13	4	34	9		8		10
Other written premiums			—	(20)	—	—	—	17	(9)	8		6		4
Net written premiums – statutory*			8	7	6	5	7	6	8	7		6		6
Paid losses and loss expenses
Losses paid			$205	$174	$186	$173	$168	$151	$379	$319		$492		$678
Loss expenses paid			24	30	23	24	23	24	54	47		71		93
Loss and loss expenses paid			$229	$204	$209	$197	$191	$175	$433	$366		$563		$771
Incurred losses and loss expenses
Loss and loss expense incurred			$242	$231	$226	$217	$224	$173	$473	$397		$614		$840
Loss and loss expenses paid as a % of incurred			94.6%	88.3%	92.5%	90.8%	85.3%	101.2%	91.5%	92.2%		91.7%		91.8%
Statutory combined ratio
Loss ratio			70.3%	67.5%	67.0%	65.1%	68.5%	56.2%	68.9%	62.4%		63.3%		64.3%
Loss adjustment expense ratio			8.8	9.3	9.1	9.1	9.5	4.7	9.1	7.1		7.8		8.1
Net underwriting expense ratio			26.7	31.2	29.2	27.1	27.2	31.1	28.6	28.9		28.2		28.4
Statutory combined ratio			105.8%	108.0%	105.3%	101.3%	105.2%	92.0%	106.6%	98.4%		99.3%		100.8%
Contribution from catastrophe losses			15.4	15.6	13.6	8.4	12.4	3.0	15.5	7.7		8.0		9.4
Statutory combined ratio excl. catastrophe losses			90.4%	92.4%	91.7%	92.9%	92.8%	89.0%	91.1%	90.7%		91.3%		91.4%
GAAP combined ratio
GAAP combined ratio			108.4%	105.5%	104.4%	103.4%	107.5%	90.1%	107.0%	98.9%		100.4%		101.4%
Contribution from catastrophe losses			15.4	15.6	13.6	8.4	12.4	3.0	15.5	7.7		8.0		9.4
GAAP combined ratio excl. catastrophe losses			93.0%	89.9%	90.8%	95.0%	95.1%	87.1%	91.5%	91.2%		92.4%		92.0%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2017 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/17	9/30/17	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	6/30/17	6/30/16	9/30/17	9/30/16	12/31/17	12/31/16
Premiums
Agency renewal written premiums			$43	$40	$35	$35	$37	$34	$83	$71		$106		$141
Agency new business written premiums			21	16	12	16	16	13	37	29		45		57
Other written premiums			(3)	(3)	(2)	(3)	(2)	(2)	(6)	(4)		(7)		(9)
Net written premiums – statutory*			$61	$53	$45	$48	$51	$45	$114	$96		$144		$189
Unearned premium change			(9)	(5)	2	—	(6)	(2)	(14)	(8)		(8)		(6)
Earned premiums			$52	$48	$47	$48	$45	$43	$100	$88		$136		$183
Year over year change %
Agency renewal written premiums			16%	18%	13%	6%	9%	13%	17%	11%		9%		10%
Agency new business written premiums			31	23	(25)	33	7	0	28	4		13		2
Other written premiums			(50)	(50)	33	(50)	33	(100)	(50)	0		(17)		—
Net written premiums – statutory*			20	18	2	12	11	7	19	9		10		9
Paid losses and loss expenses
Losses paid			$11	$10	$9	$7	$12	$6	$21	$18		$25		$34
Loss expenses paid			5	6	5	6	5	5	11	10		16		21
Loss and loss expenses paid			$16	$16	$14	$13	$17	$11	$32	$28		$41		$55
Incurred losses and loss expenses
Loss and loss expense incurred			$20	$14	$13	$15	$27	$13	$34	$40		$55		$68
Loss and loss expenses paid as a % of incurred			80.0%	114.3%	107.7%	86.7%	63.0%	84.6%	94.1%	70.0%		74.5%		80.9%
Statutory combined ratio
Loss ratio			20.3%	15.8%	14.2%	21.4%	40.0%	15.1%	18.2%	27.9%		25.6%		22.6%
Loss adjustment expense ratio			18.2	13.1	15.1	10.5	18.0	16.6	15.7	17.3		14.9		15.0
Net underwriting expense ratio			28.6	32.8	30.9	30.8	29.9	30.3	30.6	30.1		30.4		30.5
Statutory combined ratio			67.1%	61.7%	60.2%	62.7%	87.9%	62.0%	64.5%	75.3%		70.9%		68.1%
Contribution from catastrophe losses			1.3	0.8	2.6	0.2	3.2	0.2	1.1	1.8		1.2		1.5
Statutory combined ratio excl. catastrophe losses			65.8%	60.9%	57.6%	62.5%	84.7%	61.8%	63.4%	73.5%		69.7%		66.6%
GAAP combined ratio
GAAP combined ratio			66.2%	62.3%	58.7%	61.3%	87.4%	61.1%	64.3%	74.6%		69.9%		67.0%
Contribution from catastrophe losses			1.3	0.8	2.6	0.2	3.2	0.2	1.1	1.8		1.2		1.5
GAAP combined ratio excl. catastrophe losses			64.9%	61.5%	56.1%	61.1%	84.2%	60.9%	63.2%	72.8%		68.7%		65.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2017 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2017	2016	Change	% Change	2017	2016	Change	% Change
Net premiums written	$67	$71	$(4)	(6)	$134	$140	$(6)	(4)
Net investment income	41	39	2	5	82	79	3	4
Amortization of interest maintenance reserve	1	1	—	—	2	2	—	—
Commissions and expense allowances on reinsurance ceded	2	2	—	—	3	3	—	—
Income from fees associated with separate accounts	1	2	(1)	(50)	3	3	—	—
Total revenues	$112	$115	$(3)	(3)	$224	$227	$(3)	(1)

Death benefits and matured endowments	$23	$24	$(1)	(4)	$50	$53	$(3)	(6)
Annuity benefits	19	16	3	19	39	34	5	15
Disability benefits and benefits under accident and health contracts	1	1	—	—	1	1	—	—
Surrender benefits and group conversions	5	4	1	25	11	9	2	22
Interest and adjustments on deposit-type contract funds	2	1	1	100	4	4	—	—
Increase in aggregate reserves for life and accident and health contracts	37	52	(15)	(29)	75	93	(18)	(19)
Total benefit expenses	$87	$98	$(11)	(11)	$180	$194	$(14)	(7)

Commissions	$11	$11	$—	—	$22	$20	$2	10
General insurance expenses and taxes	11	11	—	—	23	22	1	5
Increase in loading on deferred and uncollected premiums	(2)	(3)	1	33	(2)	(3)	1	33
Net transfers from separate accounts	—	(2)	2	(100)	(2)	(4)	2	50
Total underwriting expenses	$20	$17	$3	18	$41	$35	$6	17

Federal and foreign income tax benefit	1	—	1	nm	(1)	(2)	1	50

Net gain from operations before realized capital gains	$4	$—	$4	nm	$4	$—	$4	nm

Realized gains and losses net of capital gains tax, net	(3)	—	(3)	nm	(3)	2	(5)	nm

Net income (statutory)	$1	$—	$1	nm	$1	$2	$(1)	(50)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2017 Supplemental Financial Data